SBA PAYCHECK PROTECTION PROGRAM
PROMISSORY NOTE

Loan Number: 2001318
SBA Number: 9534937008

$ 498,082.00

Date: April 17, 2020
Memphis, Tennessee

FOR VALUE RECEIVED, the undersigned, **Surge Holdings, Inc** a Nevada for-profit corporation (together with his/her/its successors and permitted assigns, the "**Borrower**"), promises to pay to the order of **Bank3**, a Tennessee banking corporation, having its principal office and place of business in Memphis, Shelby County, Tennessee, (together with its successors, successors in title, and assigns, the "**Lender**") the principal sum of **$ 498,082.00,** together with interest on the disbursed and unpaid principal balance from the date of disbursement at the Applicable Rate as set forth below payable at the office of the Lender at 766 S. White Station Road, Suite #5, Memphis, TN 38117, or at such other place as the Lender may designate.

The rate of interest on the disbursed, outstanding principal balance (the "**Applicable Rate**") shall be at the rate of 1.00% per annum. Interest payments shall be calculated on an 365/365 basis; that is, by applying the ratio of the Applicable Rate over a year of 365 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

Installments of interest and principal shall be deferred until six calendar months from the date of this Note (the "**Amortization Period Commencement Date**"); provided, however, interest at the Applicable Rate shall continue to accrue on the disbursed, outstanding principal balance during said six-month deferment period (the "**Deferred Interest**"). The outstanding principal balance on the Amortization Period Commencement Date (the "**Amortizable Balance**") and the Deferred Interest shall be due and payable in 18 consecutive monthly installments of principal and accrued interest. The first 17 monthly installments of principal and accrued interest shall be in an amount necessary to amortize both (i) the Amortizable Balance at the Applicable Rate and (ii) the Deferred Interest in equal consecutive monthly installments over the 18-month term commencing on the Amortization Period Commencement Date (the "**Amortization Period**"). The first monthly installment of principal and accrued interest shall be due and payable one month from the Amortization Period Commencement Date. Subsequent monthly installments of principal and accrued interest shall be due and payable on the same date each following month until 18 months from the Amortization Period Commencement Date (the "**Maturity Date**"). On the Maturity Date, the

total outstanding principal balance plus any unpaid accrued interest and applicable late charges (if any) shall be due and payable in full. Payments shall be applied first to accrued interest and the balance to principal.

Time shall be of the essence with respect to all dates and periods of time set forth in this Note. If the date when any installment is due and payable falls on a Saturday, Sunday, or a state or federal holiday, the installment shall be due and payable on the next calendar day that is not a Saturday, Sunday, or a state or federal holiday. If any installment is due and payable on the 29th, 30th, or 31st of the month, then as to any month that does not have a 29th, 30th, or 31st calendar day, such installment shall be due and payable on the last calendar day of such month.

This Note shall be secured by a Paycheck Protection Program Loan Guaranty issued by the Small Business Administration, an Agency of the United States of America, (the "**SBA**") pursuant to the Coronavirus Aid, Relief, and Economic Security Act (the "**Act**").

The Borrower represents and warrants to the Lender that all certifications, statements, and recitations made by the Borrower in the Borrower's Paycheck Protection Program Application (SBA Form 2483), and all documentation attached thereto or referenced therein, are true and correct. The Borrower shall use the principal disbursed pursuant to this Note only for those purposes permitted under Section 1102 of the Act and the regulations and procedures promulgated by the SBA thereunder. The Borrower shall provide the Lender with all documentation required of the Borrower under Sections 1102 and 1106 of the Act and the regulations and procedures promulgated by the SBA thereunder. Upon the Lender's request, the Borrower shall provide the Lender with (i) all documentation required under Section 1106(c)(4) of the Act, and the regulations and procedures promulgated by the SBA thereunder, and (ii) all documentation otherwise required by the SBA, in order for the SBA to purchase from the Lender the expected forgiveness amount of the indebtedness evidenced by this Note. The Borrower shall comply with all applicable governmental laws, ordinances, regulations, and directives.

The Borrower shall submit to the Lender, at the times indicated, the following "**Financial Information**," in form and substance satisfactory to the Lender: the Borrower shall provide the Lender with the Borrower's Current Financial Statements annually within 90 days after the end of each fiscal year and within 30 days after such other times as the Lender may request them. The Borrower shall also provide the Lender with a Complete Federal Tax Return on or before July 15 or April 15, as applicable, of each calendar year. In the event that the Borrower files an application for extension of time to file its federal tax return with the Internal Revenue Service, the Borrower must (i) provide the Lender, on or before the applicable extension deadline of that calendar year, with evidence that said application has been timely filed with the Internal Revenue Service and (ii) subsequently provide the Lender with a Complete Federal Tax Return on or before September 15 of that calendar year, or on or before October 15 of that calendar year if the Borrower is a natural person rather than a legal person. Within 30 days after the Lender's request, the Borrower shall also furnish to the Lender any other financial information requested by the Lender. The phrase "**Current Financial Statements**" shall mean the Borrower's balance sheet, income statement, cash flow statement and projections, and other financial statements reasonably necessary for the Lender to perform credit analysis, all prepared

by an independent Certified Public Accountant (if required by the Lender), properly signed and certified by the Borrower, and being no more than twelve calendar months old. The phrase "**Complete Federal Tax Return**" shall mean all documentation which the Borrower files with the Internal Revenue Service as part of its federal tax return, including (but not limited to) all applicable schedule K-1s, together with evidence that the same has been timely filed with the Internal Revenue Service.

The Borrower shall keep and maintain proper and accurate books, records, and accounts reflecting all items of income and expenses of the Borrower in connection with the Borrower's business operations, and make such books, records, and accounts immediately available to the Lender for inspection or independent audit, upon the Lender's request.

The occurrence of any one or more of the following shall constitute an "**Event of Default**" pursuant to this Note:

1. Nonpayment of any principal or interest when due under this Note;

2. The Borrower breaches or fails to perform, observe, or meet any other covenant or condition made in this Note;

3. The Borrower makes, or anyone acting on the Borrower's behalf makes, a materially false or misleading representation to the Lender or the SBA;

4. The Borrower (i) makes a general assignment for the benefit of creditors or (ii) brings any proceedings under bankruptcy or other laws of general application to creditors;

5. A receiver, trustee, or other custodian is appointed for the Borrower or any proceedings under bankruptcy or other laws of general application to creditors is brought against the Borrower and is not dismissed within 60 days;

6. The Borrower (i) winds up, liquidates, or dissolves; (ii) reorganizes, merges or consolidates with or into another legal person; or (iii) conveys, sells, assigns, transfers, leases, or otherwise disposes of (whether in one transaction or a series of transactions) all or substantially all of the Borrower's assets (whether now owned or hereafter acquired) to any legal or natural person, without the Lender's prior written consent; or

7. The Borrower becomes the subject of a civil or criminal action that the Lender believes may materially affect the Borrower's ability to pay this Note.

These events shall constitute an Event of Default if such event continues for a period of 15 days after written notice to the Borrower (unless another time limit is specified for that event), except that the event described in **Paragraph (1)** above or any other monetary

default or failure to pay any amount of money when due (a "**Monetary Failure**") shall constitute an Event of Default if such Monetary Failure continues for a period of 15 days from the moment that such Monetary Failure occurs (regardless of whether the Borrower receives notice of such occurrence). If any event occurs after three or more notices are given during any twelve (12) month period, an Event of Default shall immediately occur and no notice shall be required. Should any Event of Default occur, the unpaid principal balance and all accrued interest owed under this Note shall, at the option of the Lender, immediately become due and payable without presentment, demand, protest, or notice of any kind, all of which the Borrower waives, and the Lender shall have the rights and privileges provided under this Note and under any other document executed with respect to any collateral security for this Note. In the event of the occurrence of any Event of Default and if this Note is referred to an attorney at law for collection or to protect the security for its payment or if suit is brought on this Note, the Borrower shall pay the holder of this Note, in any case, all expenses and costs relating to such collection, protection, or suit, including (but not being limited to) reasonable attorneys' fees.

The Borrower shall pay to the Lender, its successors, or assigns a late charge of 5% of any payment due and payable under this Note which is not received by the Lender when said payment is due and payable, plus a grace period of 15 days from the due date.

This Note and any and all terms and provisions of it, including (but not limited to) those pertaining to the amount, date, and manner of payment of the principal of this Note and the interest on it, may be modified and amended at any time by mutual written agreement of, and only by mutual written agreement of, the Borrower and the holder of this Note.

The Borrower may prepay the outstanding principal balance, in whole or in part, without penalty or payment of unearned interest, but any such prepayment shall be accompanied by accrued interest and any applicable late charges to the date of such prepayment. Despite the foregoing: The Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If the Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, the Borrower must: a. Give the Lender written notice; b. Pay all accrued interest; and (c) If the prepayment is received less than 21 days from the date the Lender receives the notice, pay an amount equal to 21 days' interest from the date the Lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph b., above. If the Borrower does not prepay within 30 days from the date the Lender receives the notice, the Borrower must give the Lender a new notice.

Any amounts remitted by the SBA pursuant to Section 1106 of the Act shall be applied as set forth in Section 1106 of the Act and the regulations and procedures promulgated by the SBA thereunder.

Partial prepayments shall not relieve the Borrower of the Borrower's obligation to continue to pay the installments of outstanding principal and unpaid, accrued interest when due. The Borrower shall not send the Lender payments marked "paid in full," "without recourse," or

similar language. If the Borrower sends payments so marked, the Lender may accept it without losing any of the Lender's rights under this Note, and the Borrower shall remain obligated to pay any further amount owed to the Lender.

The failure of the holder of this Note to exercise any option to accelerate the indebtedness evidenced by this Note in the event of the occurrence of an Event of Default as above provided or any forbearance, indulgence, or other delay by such holder in the exercise of any such option, shall not constitute a waiver of the right to exercise such option prior to the curing of any such default or in the event of any subsequent default, whether similar or dissimilar to any prior default.

Except as previously set forth in this Note, presentment for payment, demand, protest, notice of protest, notice of nonpayment, notice of dishonor, any and all other notices and demands whatsoever, any rights to discharge pursuant to T.C.A. §47-3-605, and any other defenses based on suretyship or impairment of collateral are hereby waived by all makers, sureties, guarantors, and endorsers of this Note, each of whom agree to remain bound until the principal and interest on this Note are paid in full. This Note shall be the joint and several obligation of all makers, sureties, guarantors, and endorsers of this Note, and shall be binding upon them and their heirs, personal representatives, successors, and assigns. All makers, sureties, guarantors, and endorsers of this Note understand that their obligation to pay this Note is independent of the obligation of any other person who has agreed to pay it.

It is the intention of the Lender and the Borrower to comply strictly with all applicable usury laws; and accordingly, in no event and upon no contingency shall the Lender ever be entitled to receive, collect, or apply as interest any interest, fees, charges, or other payments equivalent to interest, in excess of the maximum rate which the Lender may lawfully charge under applicable statutes and laws from time to time in effect; and in the event the holder of this Note ever receives, collects, or applies as interest any excess, such amount which, but for this provision, would be excessive interest, shall be applied to the reduction of the principal amount of the indebtedness evidenced by this Note; and if the principal amount of the indebtedness evidenced by this Note, and all lawful interest on it, is paid in full, any remaining excess shall immediately be paid to the Borrower, or other party lawfully entitled to such excess. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the highest contract rate permitted by applicable law from time to time in effect, the Borrower and the Lender shall, to the maximum extent permitted under applicable law, characterize the non-principal payment as a reasonable loan charge, rather than as interest. Any provision of this Note, or of any other agreement between the Lender and the Borrower that operates to bind, obligate, or compel the Borrower to pay interest in excess of such maximum lawful contract rate shall be construed to require the payment of the maximum rate only. The provisions of this paragraph shall be given precedence over any other provision contained in this Note or in any other agreement between the Lender and the Borrower that is in conflict with the provisions of this paragraph.

In the event that any provision or clause of this Note conflicts with any applicable law, the other provisions of this Note shall be given effect as fully as possible without the conflicting provision, and to this end the provisions of this Note are declared to be severable.

The Borrower acknowledges that this Note was negotiated, executed, and delivered in the State of Tennessee, that this Note is to be performed in the State of Tennessee and shall be governed and construed in accordance with the laws of the State of Tennessee from time to time in effect, except to the extent that applicable federal statutes may permit the charging of a higher rate of interest than applicable state law, in which event such applicable federal statute, as amended and supplemented from time to time, shall govern and control the maximum rate of interest permitted to be charged pursuant to this Note, it being intended that, as to the maximum rate of interest which may be charged, received, and collected pursuant to this Note, those applicable statutes and laws, whether state or federal, from time to time in effect, which permit the charging of a higher rate of interest, shall govern and control; provided, always, however, that in no event and under no circumstances shall the Borrower be liable for the payment of interest in excess of the maximum rate permitted by such applicable law, from time to time in effect.

In order to induce the Lender to accept this Note and deliver the consideration for this Note, the Borrower expressly understands and agrees that the Tennessee State Courts of Shelby County, or, if there is exclusive Federal jurisdiction, the United States District Court for the Federal Court District in which said County is located (the "Approved Courts") shall have exclusive jurisdiction and venue over any dispute involving this Note or any matter arising under or relating to it (including torts). The Borrower hereby consents to personal and subject-matter jurisdiction in and venue of the Approved Courts. The Borrower waives any and all rights under the laws of any state to object to the jurisdiction of the Approved Courts or to institute a claim of *forum non conveniens* to divest any Approved Court of jurisdiction. IN ORDER TO INDUCE THE LENDER TO ACCEPT THIS NOTE AND DELIVER THE CONSIDERATION FOR THIS NOTE, THE BORROWER HEREBY IRREVOCABLY AND ABSOLUTELY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY SUIT OR ACTION ARISING OUT OF OR IN ANY WAY RELATING TO THIS NOTE. THE BORROWER AGREES THAT THE LENDER MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF BORROWER TO IRREVOCABLY AND ABSOLUTELY WAIVE ALL RIGHT TO TRIAL BY JURY, AND THAT ANY DISPUTE BETWEEN THE BORROWER AND THE LENDER SHALL INSTEAD BE TRIED IN AN APPROVED COURT BY A JUDGE SITTING WITHOUT A JURY. THE BORROWER AGREES THAT THIS PARAGRAPH MAY NOT BE ORALLY AMENDED AND STIPULATES THAT NO AGENT OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT SEEK TO ENFORCE THE PROVISIONS OF THIS PARAGRAPH.

When the SBA is the holder, this Note will be interpreted and enforced under Federal law, including SBA regulations. The Lender or the SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, the SBA does not waive any Federal immunity from state or local control, penalty, tax, or liability. As to this Note, the Borrower may not claim or assert against the SBA any local or state law to deny any obligation, defeat any claim of the SBA, or preempt Federal law.

IN WITNESS WHEREOF, the Borrower has executed this instrument, or has caused its duly authorized officer to execute this instrument, the date first above written.

BORROWER:

Surge Holdings, Inc.

By: ______________________________

Kevin Brian Cox, CEO

ERRORS AND OMISSIONS AGREEMENT

Loan Number: 2001318

Borrower: Surge Holdings, Inc.

Administrative Office

7470 Bartlett Corporate Cv W Ste 102

Bartlett, TN 38133-3900

Lender: Bank3

The undersigned Borrower for and in consideration of the above-referenced Lender funding the closing of this loan agrees, if requested by Lender or Closing Agent for Lender, to fully cooperate and adjust for clerical errors, any or all loan closing documentation if deemed necessary or desirable in the reasonable discretion of Lender to enable Lender to sell, convey, seek guaranty or market said loan to any entity, including but not limited to an investor, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Government National Mortgage Association, Federal Housing Authority or the Department of Veterans Affairs.

The undersigned Borrower does hereby so agree and covenant in order to assure that this loan documentation executed this date will conform and be acceptable in the marketplace in the instance of transfer, sale or conveyance by Lender of its interest in and to said loan documentation.

Dated effective this 17th day of April, 2020.

Borrower:

Surge Holdings, Inc.

By: ______________________________

Kevin Brian Cox, CEO

ACCOUNT INFORMATION
CHECKING ACCOUNT
Bank3

BANK
Talent, Tradition, Technology

ACCOUNT TITLE AND ADDRESS

Surge Holdings Inc
PPP-Paycheck Protection Program
Administrative Office
7470 Bartlett Corporate Cv W Ste 102
Bartlett, TN 38133-0000

ACCOUNT OPEN DATE	ACCOUNT NUMBER	OWNERSHIP TYPE	PRODUCT NAME	INITIAL DEPOSIT
April 9, 2020	96370	Corporation	PPP Business Checking	

BUSINESS ENTITY INFORMATION

Name: Surge Holdings Inc
Address: 7470 Bartlett Corporate Cv W Ste 102
Bartlett, TN 38133-0000
E-Mail Address: brian@goaxia.com

Business Filing State: NV
Date Established: July 23, 2008
Resolution Date: April 9, 2020
Business does not engage in Internet Gambling.

DEFINITIONS. "You," "your," and "account owner" refer to the Customer, whether or not there are one or more Customers named on the account, and the terms "we," "us," and "our" refer to the Bank, Bank3.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

ACKNOWLEDGMENT. By signing this document, you acknowledge that you have opened the type of account designated above. The undersigned certify that all information provided to the Bank is true and accurate. As the account is in the name of a business entity, you acknowledge that you are acting on behalf of the business entity, and with respect to which you have legal authority to transact business. All signers authorize this Bank to make inquiries from any consumer reporting agency, including a check protection service, in connection with this account.

Your signature acknowledges the receipt of the appropriate Account Agreement for the type of account designated above and that you agree to be bound by the Account Agreement. You acknowledge that you have received the following document(s):

- Funds Availability Policy Disclosure
- Truth In Savings Disclosure
- Fee Schedule
- Privacy Policy (if a copy was not previously provided to you)

One Signer Required for Withdrawals

Surge Holdings Inc

Brian CX

By: Kevin Brian Cox
Its: Authorized Signer

Aliza abidi

By: Aliza G Abidi
Its: Authorized Signer

Jennifer Parker

By: Jennifer Parker
Its: Authorized Signer

Signer: Kevin Brian Cox
Address: 8254 Foxbough Ln
Arlington, TN 38002-0000
Title/Capacity: Authorized Signer
Identification Document
Drivers License: 075681577
ID Issuing Location: TN
ID Issue Date: July 16, 2015
ID Expiration: August 22, 2020

Tax ID Number: 408-57-3768
Date of Birth: August 22, 1975
Home: (901)605-3369
Email Address: brian@goaxia.com

Signer: Aliza G Abidi
Address: 94 Riverwalk Pl
Memphis, TN 38103-0000
Title/Capacity: Authorized Signer
Identification Document
Drivers License: 122601820
ID Issuing Location: TN
ID Issue Date: July 21, 2015
ID Expiration: October 7, 2020

Tax ID Number: 633-66-5821
Date of Birth: October 7, 1985
Email Address: aliza.galani@gmail.com

Signer: Jennifer Parker
Address: 1061 Nolan Ln
Cordova, TN 38018-0000
Title/Capacity: Authorized Signer
Identification Document
Drivers License: 083777745
ID Issuing Location: TN
ID Issue Date: September 22, 2015
ID Expiration: December 3, 2020

Tax ID Number: 400-17-0527
Date of Birth: December 3, 1965
Business: (901)568-3590 Ext.: 0
Email Address: jparker@goaxia.com

TAXPAYER IDENTIFICATION NUMBER (T.I.N.) CERTIFICATION

98-0550352

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined in the instructions for the IRS Form W-9), and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item **2** above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item **2** does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

Signature of U.S. person:

Aliza abidi

Aliza G Abidi

Exemptions (see IRS Form W-9 instructions):

Exempt payee code (if any) ________________
Exemption from FATCA reporting code (if any) ____________

RESOLUTION
CORPORATION
Bank3

Talent, Tradition, Technology

BUSINESS ENTITY NAME AND ADDRESS

Surge Holdings Inc
PPP-Paycheck Protection Program
7470 Bartlett Corporate Cv W Ste 102
Bartlett, TN 38133-0000

Initial Resolution.

DATE OF RESOLUTION	ACCOUNT NUMBER	Tax Identification Number
April 9, 2020	Checking #96370	98-0550352

By signing below, I certify to Bank3 ("Financial Institution") that: I am the Authorized Signer of the above named for profit Corporation ("Corporation"), validly organized and operating under the laws of the State of Nevada and filed at the Memphis on July 23, 2008; the following is a true and complete copy of the Resolution, properly adopted at a duly called meeting held on April 9, 2020 by a quorum of the Corporation's Board of Directors in accordance with the By-Laws of the Corporation, if any; this Resolution is contained in the minutes of that meeting and that such Resolution is still in force and effect and has not been amended or rescinded, and was and still is in accordance with the By-Laws of the Corporation, if any; the Financial Institution has been provided a true and complete copy of the Articles or Certificate of Incorporation and the By-Laws of the Corporation, if any, as in effect as of the date of this Resolution; provided below are the correct names, titles, and genuine signatures of the persons authorized to exercise the powers provided in the Resolution ("Authorized Signers"); and the Financial Institution may rely upon my certification as to my authority to execute this Resolution and to make the representations in this Resolution.

IT IS RESOLVED:

The Authorized Signers shall possess the powers indicated as contained in this Resolution.

DEPOSITORY ACCOUNT. Perform the following activities in regards to the depository account(s) indicated above in the name of the Corporation, subject to any terms and conditions governing the account(s), including:

- **Account Opening and Maintenance.** Open and maintain the Corporation account(s).
  Number of signers required: 1
- **Make Deposits.** Make deposits to the Corporation account(s).
  Number of signers required: 1
- **Endorsements.** Endorse for negotiation, negotiate, and receive the proceeds of any negotiable instrument, check, draft, or order for the payment of money payable to or belonging to the Corporation, by writing, stamp, or other means permitted by this Resolution without the designation of the person endorsing.
  Number of signers required: 1
- **Make withdrawals.** Make withdrawals from the Corporation account(s) in any manner permitted by the account(s) regardless whether such action will create or increase an overdraft of the involved account.
  Number of signers required: 1
- **Transfer Funds.** Transfer funds from the Corporation account(s) in Financial Institution to any account whether or not held at this Financial Institution and whether or not held by this Corporation and execute any agreements related to such transfers.
  Number of signers required: 1
- **Approve, Endorse, Guarantee and Identify Payees.** Approve, endorse, guarantee, and identify the endorsement of any payee or any endorser of any negotiable instrument, check, draft, or order for the payment of money whether drawn by the Corporation or anyone else and guarantee the payment of any negotiable instrument, check, draft, or order for the payment of money.
  Number of signers required: 1
- **Delegate Authority.** Delegate to others the authority to approve, endorse, guarantee, and identify the endorsement of any payee or endorser on any negotiable instrument, check, draft, or order for the payment of money and to guarantee the payment of any such negotiable instrument, check, draft, or order for the payment of money.
  Number of signers required: 1

SAFE DEPOSIT BOX. Lease a Safe Deposit Box(es) with Financial Institution, make inspections of, deposits to and removals from the Box(es), and exercise all rights and be subject to all responsibilities under the Lease.

Number of signers required: 1

NIGHT DEPOSITORY. Enter into a Night Depository Agreement with Financial Institution and exercise all rights and be subject to all responsibilities under the Agreement.

Number of signers required: 1

LOCKBOX. Enter into a Lockbox Agreement with Financial Institution and exercise all rights and be subject to all responsibilities under the Agreement.

Number of signers required: 1

DEBIT CARD/ACCESS CARD. Apply for, receive and utilize debit, automated teller machine cards, or other access devices to exercise those powers authorized by this Resolution or other Resolutions then in effect.

Number of signers required: 1

CASH MANAGEMENT. Enter into a Cash Management Agreement with Financial Institution, and exercise all rights and be subject to all responsibilities under the Agreement.

Number of signers required: 1

IT IS FURTHER RESOLVED THAT:

DESIGNATED DEPOSITORY. Financial Institution is designated as a depository for the funds of the Corporation and to provide other financial accommodations indicated in this Resolution.

AUTHORIZED SIGNER'S POWERS. Authorized Signers are authorized to make any and all other contracts, agreements, stipulations, and orders which the Authorized Signers may deem advisable for the effective exercise of their powers.

SIGNATURES. The Financial Institution shall be indemnified and held harmless by the Corporation for any claims, expenses, damages, or attorney fees resulting from the honoring of any signature, authorized by this Resolution, or refusing to honor any signature not so authorized, regardless of whether or not such signature was genuine, if such signature reasonably resembles the specimen provided to the Financial Institution. The Financial Institution shall also be permitted to rely upon non-signature security and verification codes which it provides to or receives from an Authorized Signer and shall be indemnified and held harmless by the Corporation for any claims, expenses, damages, or attorney fees resulting from their use.

IMPROPER ENDORSEMENT. Any negotiable instrument, check, draft, or order for the payment of moneys not clearly endorsed by an Authorized Signer may be returned to the Corporation by the Financial Institution. The Financial Institution, in its sole discretion, alternatively may endorse on behalf of the Corporation any negotiable instrument, check, draft, or order for the payment of money not clearly endorsed in order to facilitate collection. Financial Institution shall have no liability for any delay in the presentment or return of any negotiable instrument, check, draft, or order for the payment of money which is not properly endorsed.

DISPOSITION OF FUNDS. When withdrawal or transfer powers are granted to an Authorized Signer, the Financial Institution is directed and authorized to act upon and honor withdrawal or transfer instructions issued and to honor, pay, transfer from, and charge to any depository account(s) of the Corporation, all negotiable instruments, checks, drafts, or orders for the payment of money so drawn when signed consistent with the Resolution without inquiring as to the disposition of the proceeds or the circumstances surrounding the issuance of the negotiable instrument, check, or order for the payment of money involved, whether such negotiable instruments, checks, drafts, or orders for the payment of money are payable to the order of, or endorsed or negotiated by any Authorized Signer signing them or any Authorized Signer in their individual capacities or not, and whether they are deposited to the individual credit of or tendered in payment of the individual obligation or account of any Authorized Signer signing them or of any other Authorized Signer.

PRIOR ENDORSEMENTS. All negotiable instruments, checks, drafts, or orders for the payment of money deposited with prior endorsements are guaranteed by the Corporation.

PRE-RESOLUTION TRANSACTIONS. All actions by Authorized Signers in accordance with this Resolution but before the adoption of this Resolution are approved, ratified, adopted, and confirmed by the Corporation.

WARRANTY. That the Financial Institution may rely upon the certification as to the Corporation authority to execute this Resolution and make the representations in this Resolution.

NOTIFICATION OF CHANGES. The Corporation shall notify Financial Institution in writing at its address shown above in advance of any changes which would affect the validity of any matter certified in this Resolution.

REVOCATION AND MODIFICATION. An act ("Act") to modify, terminate, amend or replace this Resolution will not immediately affect the ability of the Financial Institution to rely upon this Resolution. The Act shall not affect any action by the Financial Institution in reliance on this Resolution before the date the Act becomes effective as set forth in the next sentence. An Act will not become effective until all of the following occur: (a) Financial Institution receives written notification of the Act in a form and substance satisfactory to the Financial Institution and (b) the Financial Institution has had a reasonable period of time to act upon such notification. Until the Act is effective, this Resolution shall remain in full force and bind the Corporation, its legal representatives, heirs, successors and assigns.

DESIGNATION OF AUTHORIZED SIGNERS

NAME/TITLE/SIGNATURE	AUTHORITY CODE/LIMITATIONS
Kevin Brian Cox Authorized Signer	Account Opening and Maintenance; Lease Safe; Night Depository; Lockbox; Debit Card/Access Card; Cash Management; Make Deposits; Endorsements; Make Withdrawals; Transfer Funds; Approve, Endorse, Guarantee and Identify Payees; Delegate Authority
Aliza G Abidi Authorized Signer	Account Opening and Maintenance; Lease Safe; Night Depository; Lockbox; Debit Card/Access Card; Cash Management; Make Deposits; Endorsements; Make Withdrawals; Transfer Funds; Approve, Endorse, Guarantee and Identify Payees; Delegate Authority
Jennifer R Parker Authorized Signer	Account Opening and Maintenance; Lease Safe; Night Depository; Lockbox; Debit Card/Access Card; Cash Management; Make Deposits; Endorsements; Make Withdrawals; Transfer Funds; Approve, Endorse, Guarantee and Identify Payees; Delegate Authority

CERTIFICATION. I certify that the foregoing are the names, titles, and genuine signatures of the authorized signers of the Corporation authorized by the Resolution.

IN WITNESS WHEREOF, I have subscribed my name on the date shown below.

Aliza G Abidi
Authorized Signer

ATTESTED BY:

By: Jennifer R Parker
Its: Authorized Signer

This page is intentionally blank to support duplex printing.

CERTIFICATION OF BENEFICIAL OWNERS OF LEGAL ENTITY CUSTOMERS
Bank3

Talent, Tradition, Technology

I. GENERAL INSTRUCTIONS

What is this form?

To help the government fight financial crime, Federal regulation requires certain financial institutions to obtain, verify, and record information about the beneficial owners of legal entity customers. Legal entities can be abused to disguise involvement in terrorist financing, money laundering, tax evasion, corruption, fraud, and other financial crimes. Requiring the disclosure of key individuals who own or control a legal entity (*i.e.*, the beneficial owners) helps law enforcement investigate and prosecute these crimes.

Who has to complete this form?

This form must be completed by the person opening a new account on behalf of a legal entity with any of the following U.S. financial institutions: (i) a bank or credit union; (ii) a broker or dealer in securities; (iii) a mutual fund; (iv) a futures commission merchant; or (v) an introducing broker in commodities.

For the purposes of this form, a **legal entity** includes a corporation, limited liability company, or other entity that is created by a filing of a public document with a Secretary of State or similar office, a general partnership, and any similar business entity formed in the United States or a foreign country. **Legal entity** does not include sole proprietorships, unincorporated associations, or natural persons opening accounts on their own behalf.

What information do I have to provide?

This form requires you to provide the name, address, date of birth and Social Security number (or passport number or other similar information, in the case of Non-U.S. Persons) for the following individuals (*i.e.*, the **beneficial owners**):

(i) Each individual, if any, who owns, directly or indirectly, 25 percent or more of the equity interests of the legal entity customer (*e.g.*, each natural person that owns 25 percent or more of the shares of a corporation); **and**

(ii) An individual with significant responsibility for managing the legal entity customer (*e.g.*, a Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, or Treasurer).

The number of individuals that satisfy this definition of "beneficial owner" may vary. Under section (i), depending on the factual circumstances, up to four individuals (but as few as zero) may need to be identified. Regardless of the number of individuals identified under section (i), you must provide the identifying information of one individual under section (ii). It is possible that in some circumstances the same individual might be identified under both sections (*e.g.*, the President of Acme, Inc. who also holds a 30% equity interest). Thus, a completed form will contain the identifying information of at least one individual (under section (ii)), and up to five individuals (*i.e.*, one individual under section (ii) and four 25 percent equity holders under section (i)).

The financial institution may also ask to see a copy of a driver's license or other identifying document for each beneficial owner listed on this form.

II. CERTIFICATION OF BENEFICIAL OWNER(S)

Persons opening an account on behalf of a legal entity must provide the following information:

a. *Name and Title of Natural Person Opening Account:*
Aliza G Abidi, Authorized Signer

b. *Name, Type, and Address of Legal Entity for Which the Account is Being Opened:*
Surge Holdings Inc
Corporation
7470 Bartlett Corporate Cv W Ste 102
Bartlett, TN 38133-0000

c. *The following information for __each__ individual, if any, who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, owns 25 percent or more of the equity interests of the legal entity listed above:*

Name	Date of Birth	Address (Residential or Business Street Address)	*For U.S. Persons:* Social Security Number	*For Non-U.S. Persons:* Social Security Number, Passport Number and Country of Issuance, or other similar identification number[1]
Brian Cox	08/22/1975	8254 Foxbough Ln Arlington, TN 38002-0000	408-57-3768	

d. *The following information for __one__ individual with significant responsibility for managing the legal entity listed above, such as:*

- *An executive officer or senior manager (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, Treasurer); or*
- *Any other individual who regularly performs similar functions.*

Name/Title	Date of Birth	Address (Residential or Business Street Address)	*For U.S. Persons:* Social Security Number	*For Non-U.S. Persons:* Social Security Number, Passport Number and Country of Issuance, or other similar identification number[1]
Brian Cox, Managing Member	08/22/1975	8254 Foxbough Ln Arlington, TN 38002-0000	408-57-3768	

I, Aliza G Abidi, Authorized Signer , hereby certify, to the best of my knowledge, that the information provided above is complete and correct.

Signature: Aliza abidi Date: 04/17/2020

[1]In lieu of a passport number, Non-U.S. Persons may also provide a Social Security Number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

ACCOUNT AGREEMENT
CHECKING ACCOUNT
Bank3

BANK
Talent, Tradition, Technology

ACCOUNT TITLE AND ADDRESS

Surge Holdings Inc
PPP-Paycheck Protection Program
Administrative Office
7470 Bartlett Corporate Cv W Ste 102
Bartlett, TN 38133-0000

ACCOUNT OPEN DATE	ACCOUNT NUMBER	OWNERSHIP TYPE	PRODUCT NAME	INITIAL DEPOSIT
April 9, 2020	96370	Corporation	PPP Business Checking	

DEFINITIONS. Throughout this Agreement, the terms "you," "your," and "account owner" refer to the Customer named on the account, and the terms "we," "our," and "us" refer to the Bank, Bank3.

GENERAL AGREEMENT. You understand that the following Account Agreement ("Agreement") governs your Checking account with us, along with any other documents applicable to your account, including all account opening disclosures that have been provided to you, which are incorporated by reference. You understand that your account is also governed by applicable law. The information found in the account opening disclosures may change from time to time in our sole discretion. If the fees, charges, minimum balance requirements, or other items change in a manner that would adversely affect you, we will provide you with written notice prior to the change. By providing a written or electronic signature on the Account Information document or other agreement to open your account, or by using any of our deposit account services, you and any identified account owners agree to the terms contained in this Account Agreement.

YOUR CHOICE OF ACCOUNT. You have instructed us as to the title and type of the account that you have chosen. You acknowledge that it is your sole responsibility to determine the full legal effect of opening and maintaining the type of account you have chosen. We have not set forth all laws that may impact your chosen account. You must determine whether the account you select is appropriate for your current and future needs. Except as required by law, we assume no legal responsibility to inform you as to the effect of your account choice on your legal interests.

BUSINESS ACCOUNTS. Business accounts are those established by any partnership, corporation, association or other entity operated on a for-profit basis; all corporations and associations operated on a not-for-profit-basis; and any individual who intends to use the account for carrying on a trade or business. We reserve the right to require separate written authorization, in a form acceptable to us, telling us who is authorized to act on your behalf. We are authorized to follow the directions of a person designated as having authority to act on the entity's behalf until we receive written notice that the authority has been terminated and have had a reasonable time to act upon that notice.

ADDITIONAL DOCUMENTS TO OPEN ACCOUNT. You agree to supply us with a copy of any chartering document, Operating Agreement, or related documents requested by us.

ESCROW, TRUST, FIDUCIARY AND CUSTODIAL ACCOUNTS. When your account is set up as an escrow account, trust account, fiduciary account or custodial account, it is your sole responsibility to determine the legal effects of opening and maintaining an account of this nature. We have no obligation to act as trustee or to inquire into your powers or responsibilities over this account. We reserve the right to require the documentation necessary under applicable law to establish, maintain, manage, and close this account. There may be additional terms and conditions that apply to this account that are governed by a separate agreement.

TRANSFERS AND ASSIGNMENTS. We may assign or transfer any or all of our interest in this account. You cannot assign or transfer any interest in your account unless we agree in writing.

RESTRICTIVE LEGENDS. We are not required to honor any restrictive legend on checks you write unless we have agreed to the restriction in writing signed by an officer of the Bank. Examples of restrictive legends are "two signatures required", "must be presented within 90 days" or "not valid for more than $1,000.00."

STALE OR POSTDATED CHECKS. We reserve the right to pay or dishonor a check more than six (6) months old without prior notice to you. You agree not to postdate any check drawn on the account. If you do, and the check is presented for payment before the date of the check, we may pay it or return it unpaid. We are not liable for paying any stale or postdated check. Any damages you incur that we may be liable for are limited to actual damages not to exceed the amount of the check.

PREAUTHORIZED CHECKS OR DRAFTS. You should guard information about your account (such as your routing number and your account number) as carefully as you would guard blank checks. If you voluntarily give such information about your account to a party which is seeking to sell you goods or services, without physically delivering a check to that party, any debit to or withdrawal from your account it initiates will be deemed authorized by you.

VERIFYING FUNDS AVAILABILITY FOR CHECK. You authorize us to release funds availability information about your account to individuals or merchants who represent to us that they have received a check from you.

CHECK SAFEKEEPING. If you utilize a check safekeeping system or any other system offered by us for the retention of your checks, you understand that the canceled checks will be retained by us and destroyed after a reasonable time period or as required by law. Any request for a copy of any check may be subject to a fee, as indicated in the Fee Schedule or Disclosures and as allowed by law. If for any reason we cannot provide you with a copy of a check, our liability will be limited to the lesser of the face amount of the check or the actual damages sustained by you.

YOUR RESPONSIBILITY FOR BACK OF CHECK. All negotiable paper ("checks") presented for deposit must be in a format that can be processed and we may refuse to accept any check that does not meet this requirement. All endorsements on the reverse side of any check deposited into your account must be placed on the left side of the check when looking at it from the front, and the endorsements must be placed so as not to go beyond an area located 1-½ inches from the left edge of the check when looking at it from the front. It is your responsibility to ensure that these requirements are met and you are responsible for any loss incurred by us for failure of an endorsement to meet this requirement.

ELECTRONIC CHECKS AND ELECTRONICALLY-CREATED ITEMS. Pursuant to Regulation CC, electronic checks may be treated the same as paper checks for check collection and processing purposes. See the Substitute Checks section for more information.

Electronically-created items ("ECI") are check-like items created in electronic form that never existed in paper form. For example, you set up automatic bill payments with us to pay your utility bill. From your account information, we create an ECI that is sent to your utility company for payment. An ECI cannot be used to create a substitute check since it never existed in paper form.

SUBSTITUTE CHECKS. To make check processing faster, federal law permits financial institutions to replace original checks with "substitute checks." These substitute checks are similar in size to the original items with a slightly reduced image of the front and back of the original item. The front of a substitute check states: "This is a legal copy of your check. You can use it the same way you would use the original check." You may use a substitute check as proof of payment just like the original item. Some or all of the items that you receive back from us may be substitute checks. An electronic check can be used to create a substitute check since the electronic image and electronic information was derived from its paper form.

REMOTE DEPOSIT CAPTURE. Remote deposit capture ("RDC") allows you to make deposits to your account from remote locations by electronically transmitting digital images of your original paper checks, which are drawn on or payable through United States financial institutions in United States dollars to us. We may then use the digital image to create an electronic check or substitute check for collection. If you use our RDC services, if applicable, we may require you to endorse the back of the paper check to indicate that it has been remotely deposited. For example, "for mobile deposit only" or "for mobile deposit at Bank3 only."

REMOTELY CREATED CHECKS. A remotely created check, as defined in Regulation CC, means a check that is not created by the paying bank and that does not bear a signature applied, or purported to be applied, by the person on whose account the check is drawn. By having a deposit account with us, you certify that all remotely created checks deposited to your account(s) will be expressly and verifiably authorized by the payer. And we reserve the rights to refuse for deposit any such remotely created check if we have any reason to believe that the item is fraudulent in any manner and to obtain from you the payer's express, verifiable authorization for any such item.

WITHDRAWALS. Deposits will be available for withdrawal consistent with the terms of the Disclosures. Withdrawals may be subject to a service charge.

DEPOSITS. Deposits may be made in person, by mail, or in another form and manner as agreed by us in our sole discretion. We are not responsible for transactions mailed until we actually receive and record them. We may in our sole discretion refuse to accept particular instruments as a deposit to your account. Cash deposits are credited to your account according to this Agreement. Other items you deposit are handled by us according to our usual collection practices. If an item you deposit is returned unpaid, we will debit your account for the item. You are liable to us for the amount of any check you deposit to your account that is returned unpaid and all costs and expenses related to the collection of all or part of such amount from you. Funds deposited to your account, excluding any Time Deposit accounts, are available in accordance with the Disclosures.

COLLECTION OF DEPOSITED ITEMS. In receiving items for deposit or collection, we act only as your agent and assume no responsibility beyond the exercise of ordinary care. All items are credited subject to final settlement in cash or credits. We shall have the right to forward items to correspondents including all Federal Reserve Banks, and we shall not be liable for default or neglect of said correspondents for loss in transit, nor shall any correspondent be liable except for its own negligence. You specifically authorize us or our correspondents to utilize Federal Reserve Banks to handle such items in accordance with provisions of Regulation J (12 CFR Part 210), as revised or amended from time to time by the Federal Reserve Board. In the event we are subject to local clearinghouse rules, you specifically authorize us to handle such items in accordance with the rules and regulations of the clearinghouse.

If we permit you to withdraw funds from your account before final settlement has been made for any deposited item, and final settlement is not made, we have the right to charge your account or obtain a refund from you. In addition, we may charge back any deposited item at any time before final settlement for whatever reason. We shall not be liable for any damages resulting from the exercise of these rights. Except as may be attributable to our lack of good faith or failure to exercise ordinary care, we will not be liable for dishonor resulting from any reversal of credit, return of deposited items or for any damages resulting from any of those actions.

UNLAWFUL INTERNET GAMBLING. Restricted transactions are prohibited from being processed through your account with us as required by the Unlawful Internet Gambling Enforcement Act of 2006 and Regulation GG. A restricted transaction is a transaction or transmittal involving any credit, funds, instrument, or proceeds in connection with the participation of another person in unlawful Internet gambling. You will notify us if your business practices regarding Internet gambling change in the future.

STATEMENTS. We will provide you with a periodic statement showing the account activity. The last address you supply us in writing will be deemed the proper address for mailing this statement to you. The account holder who receives this statement is the agent for his/her co-account holder(s) for purposes of receiving the statement and items. You must exercise reasonable care in reviewing your statement and reasonable

promptness in notifying us of any discrepancies, such as alterations or forged or unauthorized signatures, even if by the same wrongdoer. Reasonable promptness will not exist if you fail to notify us within 30 days after we mail or otherwise make the statement available to you. If you fail to notify us of any discrepancies, with reasonable promptness, your right to assert such discrepancies will be barred or limited to the extent permitted by law. Additionally, you agree that we will not be liable for discrepancies reported to us after one year after we mail or otherwise make the statement or items available to you, even if we failed to exercise ordinary care. However, if the discrepancy is the result of an electronic fund transfer, the provisions of the Disclosures will control its resolution. If you do not receive a statement from us because you have failed to claim it or have supplied us with an incorrect address, we may stop sending your statements until you specifically make written request that we resume sending your statements and you supply us with a proper address.

ACH AND WIRE TRANSFERS. This Agreement is subject to Article 4A of the Uniform Commercial Code - Funds Transfers as adopted in the state of Tennessee. If you send or receive a wire transfer, you agree that Fedwire® Funds Service may be used. Federal Reserve Board Regulation J is the law that covers transactions made over Fedwire® Funds Service. When you originate a funds transfer for which Fedwire® Funds Service is used, and you identify by name and number a beneficiary financial institution, an intermediary financial institution or a beneficiary, we and every receiving or beneficiary institution may rely on the identifying number to make payment. We may rely on the number even if it identifies a financial institution, person or account other than the one named.

If you are a party to an Automated Clearing House ("ACH") entry, you agree that we may transmit an entry through the ACH, and you agree to be bound by the National Automated Clearing House Association ("NACHA") Operating Rules and Guidelines, the rules of any local ACH, and the rules of any other systems through which the entry is made.

PROVISIONAL PAYMENT. Credit we give you is provisional until we receive final settlement for that entry. If we do not receive final settlement, you agree that we are entitled to a refund of the amount credited to you in connection with the entry, and the party making payment to you via such entry (i.e., the originator of the entry) shall not be deemed to have paid you in the amount of such entry.

INTERNATIONAL ACH TRANSACTIONS. If your transaction originates from a financial agency that is outside of the territorial jurisdiction of the United States, it may be subject to additional review for compliance with the rules of the Office of Foreign Assets Control (OFAC). If additional review is required, the International ACH transaction will not be available to you until it passes final verification.

NOTICE OF RECEIPT. We will not provide you with notice of our receipt of the order, unless we are so requested by the transfer originator in the order. However, we will continue to notify you of the receipt of payments in the periodic statements we provide to you.

CHOICE OF LAW. We may accept on your behalf payments to your account which have been transmitted, that are not subject to the Electronic Fund Transfer Act, and your rights and obligations with respect to such payments shall be construed in accordance with and governed by the laws of the state where we are located.

STOP PAYMENTS.

STOP PAYMENT ON CHECK. You may stop payment on a check drawn against your account by a record or written order or other confirmation as allowed by us, provided that we receive the Stop Payment Order in a time and manner that gives us a reasonable opportunity to act on it. The Stop Payment Order must describe the item or account with reasonable certainty. Oral requests for a Stop Payment Order are binding on us for 14 calendar days only and must be confirmed by you in a record or writing within that period. If the record or written confirmation is not received as specified, we will no longer be bound by your request. Upon receipt of confirmation in a record or writing, a Stop Payment Order on a check remains in effect for six months or until we receive a record or writing revoking the Stop Payment Order, whichever occurs first. If the item on which a Stop Payment Order has been placed has not cleared or been returned to you by the payee, you may renew the Stop Payment Order for an additional six months by providing a request to us in a record or writing within the time period the Stop Payment Order is in effect. You understand that we may accept the Stop Payment Order request from any of the authorized signers of the account regardless of who signed the check.

STOP PAYMENT ON ACH DEBITS. A Stop Payment Order may be placed on either a one-time debit transfer or on a multiple debit entry transfer. If you request a Stop Payment Order on an Electronic Check Conversion or other one-time debit transfer, we must receive the request, orally or in a record or writing, in a period of time that provides us a reasonable opportunity to act on it prior to acting on the debit entry, otherwise the Stop Payment Order shall be of no effect. If you requested a stop payment on a multiple debit entry transfer, we must receive the Stop Payment Order, orally or in a record or writing, at least three business days before a scheduled multiple debit entry. Oral stop payment orders are binding on us for 14 calendar days only and must be confirmed by you in a record or writing within that period. A Stop Payment Order on an ACH debit remains in effect until the earlier of 1) your withdrawal of the Stop Payment Order, 2) the return of the debit entry, or 3) six months from the date of the Stop Payment Order, unless you renew the Stop Payment Order. You may renew the Stop Payment Order for an additional six months to prevent the transfer from being paid by providing a request to us within the time period the Stop Payment Order is in effect. When a stop is placed on a multiple debit entry transfer, we may require your confirmation in a record or writing stating that you have canceled your authorization for the transfer with the payee (a Stop Payment Order does not revoke authorization).

The Stop Payment Order shall be governed by the provision of the Uniform Commercial Code 4A in effect in the state in which we are located, *NACHA Operating Rules*, and any applicable state law.

You will be charged a fee every time you request a Stop Payment Order, and for each Stop Payment Order renewal you make. A release of the Stop Payment Order may be made only by the person who initiated the stop payment request. Our acceptance of a stop payment request does not constitute a representation by us that the item has not already been paid or that we have had a reasonable opportunity to act on the request.

We have a daily cutoff time by which we must receive any knowledge, notice, Stop Payment Order, set-off or legal process affecting our right or duty to pay a check. That cutoff time is one hour after the opening of your branch's banking day, following the banking day on which your branch received the check.

DEATH OR INCOMPETENCY. Neither the death nor the legal adjudication of incompetence of any individual authorized to act on your behalf revokes our authority to accept, pay, or collect items until we know of the fact of death or of an adjudication of incompetence and have a reasonable opportunity to act on it. To the extent permitted by law, even with knowledge, we may for 10 days after the date of death, pay checks drawn on or before the date of death unless ordered to stop payment by a person claiming an interest in the account.

NON-SUFFICIENT FUNDS AND OVERDRAFTS.

AVAILABLE BALANCE. We use an available balance method to determine whether there are sufficient funds in your account to pay an item. The available balance reflects deposits and transactions that have been posted to your account and transactions that have not posted to your account, including the following: checks you have written, deposit holds, and holds on debit card transactions that have been authorized but not yet posted (i.e., preauthorization holds). These pending transactions and holds reduce your available balance. For example, you have $100 in your account and you spend $30, which shows as a pending transaction on your account. Your available balance is $70.

FEES. If there are insufficient funds to pay an item based on your available balance, we may either: 1) return the item or 2) pay the item at our discretion. We may charge you fees if we return the item or pay the item on your behalf.

RETURN ITEM FOR NON-SUFFICIENT FUNDS. If we do not pay the item on your behalf and return the item, we may charge you non-sufficient funds fees. Pursuant to NACHA Operating Rules and Guidelines and other applicable laws, an item may be presented for payment more than one time. We may charge you non-sufficient funds fees for each resubmission of an item or representation of a check, which means you may incur multiple non-sufficient funds fees if an item is returned more than one time. For example, you write a check from your account with us. The check is returned for non-sufficient funds, and we may charge you non-sufficient funds fees. The same check is then represented to us for payment, and the check is returned again for non-sufficient funds. We may charge you non-sufficient funds fees the second time the check is presented for payment and returned for non-sufficient funds.

OVERDRAFTS. If we pay the item on your behalf, you will be responsible for the overdrawn balance, and we may charge you overdraft fees. As discussed above, subsequent pending transactions and holds impact your available balance, which may cause your account to become overdrawn and subject to overdraft fees. For example, you have $100 in your account. You use your debit card at a gas station and a preauthorization hold of $60 is placed on your account because the amount of the transaction is not known at the time of authorization, even though you only spent $50 at the gas station. The authorization hold reduces your available balance to $40. You then spend $50 on groceries. If we pay this item on your behalf, you will be responsible for paying the overdrawn balance, and we may charge you overdraft fees.

SIGNATURES. Your signature on the Account Information document is your authorized signature. You authorize us, at any time, to charge you for all checks, drafts or other orders for the payment of money, that are drawn on us regardless of by whom or by what means your signature may have been affixed so long as the signature resembles the signature specimen in our files. For withdrawal and other purposes relating to any account you have with us, we are authorized to recognize your signature; and we will not be liable to you for refusing to honor signed instruments or instructions if we believe in good faith that one or more of the signatures appearing on the instrument or instructions is not genuine.

Further, most checks, and other items are processed automatically, i.e., without individual review of each item. Therefore, unless we agree in a separate writing, in our sole discretion, upon your request and due to unique circumstances to conduct individual review of each item, you agree that we are acting within common and reasonable banking practices by automatically processing checks, and other items, i.e., without individual review of each check, or item. You agree to indemnify, defend, and hold us harmless from and against all loss, costs, damage, liability, and other injury (including reasonable attorney fees) that you or we may suffer or incur as a result of this practice.

FEES, SERVICE CHARGES AND BALANCE REQUIREMENTS. You agree to pay us and are responsible for any fees, charges or balance/deposit requirements as provided in the Fee Schedule or Disclosures provided to you at the time you opened the account. Fees, charges and balance requirements may change from time to time. We also reserve the right to impose a service charge for cashing checks drawn on your account if the person cashing the check is not a customer of this Bank.

SET-OFFS AND SECURITY INTEREST. If you ever owe us money as a borrower, guarantor, or otherwise, and it becomes due, we have the right under the law (called "set-off") and under this Agreement (by which you grant us a security interest in your deposit account and any other accounts held by you) to use your account funds to pay the debt, where permitted by law. The security interest granted by this Agreement is consensual and is in addition to our right of set-off.

CLAIMS. In response to any garnishment, attachment, restraining order, injunction, levy, citation to discover assets, judgment, reclamation, other order of court or other legal process ("Claim(s)"), we have the right to place a hold on, remove from your account(s) and/or remit to the designated third-party(ies) any amount on deposit in your account as set forth in and required by such Claim(s). In addition, we may charge against your account(s) any fee authorized by law in connection with the Claim(s) or as otherwise set forth in the Fee Schedule.

DORMANT/INACTIVE ACCOUNTS. You understand that if your account is dormant or inactive, we may charge fees specified in the Disclosures to the extent permitted by the law. You agree that we are relieved of all responsibility if your account balance is escheated (that is, turned over to the state) in accordance with state law.

ATTORNEYS' FEES AND EXPENSES. You agree to be liable to us for any loss, costs or expenses, including reasonable attorneys' fees to the extent permitted by law, that we incur as a result of any dispute involving your account, and you authorize us to deduct any such loss, costs or expense from your account without prior notice to you. This obligation includes disputes between yourself and us involving the account and situations where we become involved in disputes between you and an authorized signer, another joint owner, or a third party claiming an interest

in the account. It also includes situations where you, an authorized signer, another joint owner, or a third party takes action with respect to the account that causes us, in good faith, to seek the advice of counsel, whether or not we actually become involved in a dispute.

LEGAL PROCESS AGAINST ACCOUNT. You agree to be responsible for, to reimburse us, and/or have your account charged for any expenses or reasonable attorney fees we incur due to an attachment, garnishment, levy or subpoena of records of your account. Any garnishment or other levy against your account is subject to our right of set-off and security interest. We may restrict the use of your account if it is involved in any legal proceeding.

CLOSING ACCOUNT. We may close the account at any time, with or without cause, after sending you notice as required by the law. At our discretion, we have the authority to pay an otherwise properly payable check, which is presented after the closing of your account. Such a termination will not release you from any fees or other obligations incurred before the termination. We will send a check for the balance in our possession to which you are entitled.

OUR WAIVER OF RIGHTS. You understand and agree that no delay or failure on our part to exercise any right, remedy, power or privilege available to us under this Agreement shall affect or preclude our future exercise of that right, remedy, power or privilege.

YOUR WAIVER OF NOTICE. By signing the Account Information form, you waive any notice of non-payment, dishonor or protest regarding any items credited to or charged against your deposit account. For example, if a check that you deposited is dishonored and returned to us, we are not required to notify you of the dishonor.

NOTICE. You are responsible for notifying us of any change to the name, type or address of your entity or other information affecting your account. Notices must be in a form and manner acceptable to us with enough information to allow us to identify the account. Notice sent by you to us is not effective until we have received it and have had a reasonable opportunity to act upon it. Written notice sent by us to you is effective when mailed to the last address supplied.

CERTIFIED BENEFICIAL OWNER INFORMATION. You are responsible for notifying us of any changes to the certified beneficial ownership information of the legal entity customer that was provided to us. Notice should be made to us as soon as practical upon a change to the beneficial ownership information in a form and manner acceptable to us.

TELEPHONE AND ELECTRONIC COMMUNICATION. You agree that we may call or send text messages to you at the telephone numbers that you provide to us, including a cell phone number, which may result in charges to you, for informational purposes regarding your account(s) with us. These calls and text messages may be made from an automatic telephone dialing system (i.e., an autodialer) or from an artificial or prerecorded voice message system. Additionally, you agree that we may send electronic communication to you at the email addresses you provide to us. You may contact us at any time if you no longer want to receive these communications from us.

ONLINE OR MOBILE SERVICES. If you open an account or obtain a product or service from us using our online or mobile services, we may record your personal information from a scan or a copy of your driver's license or other personal identification card, or we may receive an image or make a copy of your driver's license or other personal identification card. We may store or retain this information to the extent permitted by law.

AMENDMENTS AND ALTERATIONS. You agree that the terms and conditions governing your account may be amended by us from time to time. We will notify you of amendments as required by applicable law. Your continued use of the account evidences your agreement to any amendments. Notices will be sent to the most recent address shown on the account records.

EFFECTIVE APPLICABLE LAWS AND REGULATIONS. You understand that this Agreement is governed by the laws of Tennessee, except to the extent that federal law is controlling. Changes in these laws and regulations may modify the terms and conditions of your account(s). We do not have to notify you of these changes, unless required to do so by law. If any of the terms of this Agreement come into conflict with the applicable law and are declared to be invalid or unenforceable, those terms will be nullified to the extent that they are inconsistent with the law and the applicable law will govern. However, this shall not affect the validity of the remaining provisions.

NOTICE OF POTENTIAL DISCLOSURE OF NEGATIVE INFORMATION TO CONSUMER REPORTING AGENCIES

This notice is being furnished pursuant to the Fair Credit Reporting Act (15 U.S.C. 1681) as amended by the Fair and Accurate Credit Transactions Act of 2003 (FACT Act).

NOTICE

We may report information about your account to credit bureaus. Late payments, missed payments, or other defaults on your account may be reflected in your credit report.

This page is intentionally blank to support duplex printing.

FEE SCHEDULE
Business Accounts
Bank3

BANK
Talent, Tradition, Technology

FEES AND CHARGES. The following fees and charges may be assessed against your account:

Check printing fees vary by the style of check ordered.

An overdraft fee of $34.00 will be charged per item for covering overdrafts created by check or draft, in-person withdrawal, ATM withdrawal, or other electronic means.

Stop Payment Charge	$34.00
Outgoing Wire - Domestic	$20.00
Outgoing Wire - International	$75.00
Incoming Wire	$20.00
Returned Deposit Items	$10.00
Bank3 Business Checking - 150 items included at no cost. $.25 per item over 150. (Items include deposits, deposited items, debits, and checks)	$0.25
Business Interest Checking - 150 items included at no cost. $.25 per item over 150. (Items include deposits, deposited items, debits, and checks)	$0.25
Advanced Business Checking - 350 items included at no cost. $.25 per item over 350. (Items include deposits, deposited items, debits, and checks)	$0.25

This page is intentionally blank to support duplex printing.

ACCOUNT DISCLOSURE
PPP Business Checking

BANK
Talent, Tradition, Technology

ACCOUNT NUMBER	CUSTOMER(S)	DEPOSIT AMOUNT
96370	Surge Holdings Inc	

MINIMUM BALANCE REQUIREMENTS. No minimum balance requirements apply to this account.

DORMANT/INACTIVE ACCOUNT INFORMATION. A dormant account fee of $10.00 per month will be charged after 12 months of inactivity. If a dormant account has a balance of $1000 or more, a dormant account fee will not be charged.

PROCESSING ORDER. All credit transactions are processed first. Debits, or withdrawals, from your account will be processed as follows: electronic items such as ATM and Preauthorized transactions then checks. ATM and Preauthorized transactions are processed from lowest to highest within each category. Checks are processed in sequential order. The processing order of these items is important because if there is not enough money in the account to pay for the items in the order they are processed in accordance with the processing order, there may be an overdraft on your account which may result in overdraft or non-sufficient funds fees or an increase in the amount of these fees.

TRANSACTION LIMITATIONS. No transaction limitations apply to this account.

FEES AND CHARGES. Please refer to the separate Fee Schedule provided to you with this disclosure for information about fees and charges associated with this account. A Fee Schedule will be provided to you at the time you open an account, periodically when fees or charges change, and upon request.

This page is intentionally blank to support duplex printing.

FUNDS AVAILABILITY POLICY DISCLOSURE
Bank3

Talent, Tradition, Technology

Funds Availability Disclosure

PURPOSE OF THIS DISCLOSURE. Our general policy is to allow you to withdraw funds deposited in a transaction account by the first Business Day after the day of deposit. Funds from electronic direct deposits will be available on the day we receive the deposit. In some cases, we may delay your ability to withdraw funds beyond the first Business Day after the day of deposit. Our complete policy is summarized below.

For purposes of this disclosure, the terms "you"/"your" refer to the customer and the terms "our"/"we"/"us" refer to Bank3.

Generally, transaction accounts are accounts which would permit an unlimited number of payments by check to third persons, and also an unlimited number of telephonic and preauthorized transfers to third persons or other accounts you may have with us.

DETERMINING THE AVAILABILITY OF YOUR DEPOSIT. The length of the delay varies depending on the type of deposit and is explained below. When we delay your ability to withdraw funds from a deposit, you may not withdraw the funds in cash, and we will not pay checks you have written on your account by using these funds. Even after we have made funds available to you and you have withdrawn the funds, you are still responsible for checks you deposit that are returned to us unpaid and for any other problems involving your deposit.

When we delay your ability to withdraw funds, the length of the delay is counted in Business Days from the day of your deposit. The term "Business Day" means any day other than a Saturday, Sunday or federally declared legal holiday, and the term "Banking Day" means that part of any Business Day on which we are open to the public for carrying on substantially all of our banking functions.

In order to establish that a deposit is made on a particular Business Day, we establish a cut-off time. You must make your deposit before the cut-off time in order for it to be considered to have been made on that Business Day.

LOCATION	BUSINESS DAY(S)	CUT-OFF TIME
All	Monday - Friday	Monday - Friday 5:00 PM (Central)
Mobile Deposit	Monday - Friday	If you make an approved mobile deposit before 5:00 PM (Central) on a business day we are open, we will consider that to be the day or your deposit. However, if you make an approved deposit after 5:00 PM (Central) or on a day that we are not open, we will consider that the deposit was made on the next business day.

However, if you make a deposit after the cut-off time shown above or on a day that we are not open, we will consider the deposit made on the next Business Day we are open.

AVAILABILITY SCHEDULE

Same Day Availability. Funds from deposits of:

- electronic direct deposits
- cash*
- wire transfers
- checks drawn on us

will be available on the day of deposit.

Next Day Availability. Funds from deposits of:

- U.S. Treasury checks**
- U.S. Postal Service money orders**
- Federal Reserve Bank or Federal Home Loan Bank checks**
- State or Local Government checks**
- Cashier's, Certified, or Teller's checks**

will be available by the first Business Day after the day of deposit.

Other Check Deposits. Funds from all other check deposits will be available by the first Business Day after the day of your deposit.

* **Cash Deposits.** If the cash deposits are made in person to an employee of Bank3, then the funds will be made available on the day we receive your deposit. If the deposits are not made in person to an employee, then the funds will be made available no later than the second Business Day after the day of your deposit.

** **Check Deposits.** Check deposits include U.S. Treasury checks; U.S. Postal Service money orders; Federal Reserve Bank or Federal Home Loan Bank checks; State or Local Government checks; and Cashier's, Certified, or Teller's checks. In order for these check deposits to be made available according to the funds availability schedule above, the following conditions are required:

U.S. Treasury Checks. These checks must be made payable to you and deposited into your account.

U.S. Postal Service Money Orders; Federal Reserve Bank or Federal Home Loan Bank Checks; State or Local Government Checks; or Cashier's, Certified, or Teller's Checks. These checks must be made payable to you, made in person to one of our employees, and deposited into your account.

If any of these conditions are not satisfied, then the funds from these check deposits will be made available no later than the second Business Day after the day of your deposit.

Cash Withdrawal Limitation. We place certain limitations on withdrawals in cash. In general, $200.00 of a deposit of checks is available for withdrawal in cash on the same day that we receive your deposit. In addition, a total of up to $400 of other funds becoming available by a given day is available for withdrawal in cash at or after 5:00 p.m. on that day. Any remaining funds will be available for withdrawal in cash by the following Business Day.

LONGER DELAYS MAY APPLY. In some cases, we will not make all of the funds that you deposit by check available to you according to the previously stated availability schedule. Depending on the type of check that you deposit, funds may not be available until the second Business Day after the day of your deposit. The first $200.00 of your deposits, however, may be available by the first Business Day after the day of deposit.

If we are not going to make all of the funds from your deposit available to you according to the previously stated availability schedule, we will notify you at the time you make your deposit. We will also tell you when the funds will be available. If your deposit is not made directly to one of our employees, or if we decide to take this action after you have left the premises, we will mail you the notice by the day after we receive your deposit. If you will need the funds from a deposit right away, you should ask us when the funds will be available.

HOLDS ON OTHER FUNDS FOR CHECK CASHING. If we cash a check for you that is drawn on another financial institution, we may withhold the availability of a corresponding amount of funds that are already in your account. Those funds will be available at the time funds from the check we cashed would have been available if you had deposited it.

SPECIAL RULES FOR NEW ACCOUNTS. If you are a new customer, the following special rules may apply during the first 30 days your account is open.

Same Day Availability. Funds from cash*, wire transfers, and electronic direct deposits made to your account will be available on the day we receive the deposit.

Next Day Availability. Funds from the first $5,000 of a day's total deposits of:

- U.S. Treasury checks**
- U.S. Postal Service money orders**
- Federal Reserve Bank or Federal Home Loan Bank checks**
- State or Local Government checks**
- Cashier's, Certified, or Teller's checks**
- Traveler's Checks**
- checks drawn on us

are available on the first Business Day after the day of your deposit.

Funds Exceeding $5,000. The excess over $5,000 of a day's total check deposits will be available by the ninth Business Day after the day of your deposit.

Other Check Deposits. Funds from all other check deposits will be available by the ninth Business Day after the day of deposit.

* **Cash Deposits.** If the cash deposits are made in person to an employee of Bank3, then the funds will be made available on the day we receive your deposit. If the deposits are not made in person to an employee, then the funds will be made available no later than the second Business Day after the day of your deposit.

** **Check Deposits.** Check deposits include U.S. Treasury checks; U.S. Postal Service money orders; Federal Reserve Bank or Federal Home Loan Bank checks; State or Local Government checks; Cashier's, Certified, or Teller's checks; and Traveler's checks. In order for these check deposits to be made available according to the funds availability schedule above, the following conditions are required:

U.S. Treasury Checks. These checks must be made payable to you and deposited into your account.

U.S. Postal Service Money Orders; Federal Reserve Bank or Federal Home Loan Bank Checks; State or Local Government Checks; Cashier's, Certified, or Teller's Checks; or Traveler's checks. These checks must be made payable to you, made in person to one of our employees, and deposited into your account.

If any of these conditions are not satisfied, then the first $5,000 of a day's total check deposits will be made available no later than the second Business Day after the day of your deposit.

FOREIGN CHECKS. Checks drawn on financial institutions outside of the U.S. (foreign checks) cannot be processed the same as checks drawn on U.S. financial institutions. Foreign checks are exempt from the policies outlined in this disclosure. Generally, the availability of funds from deposits of foreign checks will be delayed for the time it takes us to collect the funds from the financial institutions upon which they are drawn.

ADDITIONAL DEPOSIT INFORMATION. In addition, funds you deposit by check may be delayed for a longer period under the following circumstances:

- We believe a check you deposit will not be paid.
- You deposit checks totaling more than $5,000 on any one day.
- You redeposit a check that has been returned unpaid.
- You have overdrawn your account repeatedly in the last six months.
- There is an emergency, such as failure of computer or communications equipment.

FACTS — WHAT DOES BANK3 DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial Companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The Types of personal information we collect, and share depend on the product or service you have with us. This information can include: • Social security number and income • Payment history, account balances, and wire transfer instructions • Credit score and credit history When you are *no longer* our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customer's personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons Bank3 chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Bank3 share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	YES	NO
For joint marketing with other financial companies	YES	NO
For our affiliates' everyday business purposes – information about your transactions and experiences	NO	We don't share
For our affiliates' everyday business purposes – Information about your creditworthiness	NO	We don't share
For nonaffiliates to market to you	NO	We don't share

Questions? Call toll free 1-833-623-2265 or go to www.bank3.com

Who we are	
Who is providing this notice?	BANK3
What we do	
How does Bank3 protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Bank3 collect my personal information?	We collect your personal information, for example, when you: • Open an account or apply for a loan • Use your debit card • Pay your bills • Make deposits and withdrawals from your account We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only • sharing for affiliates' everyday business purposes – information about your creditworthiness • affiliates from using your information to market to you • sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.
Definitions	
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Bank3 has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Bank3 does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Our joint marketing partners include companies that provide marketing services on our behalf and other financial institutions with which we have joint marketing agreements.